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                                                                    EXHIBIT 10.5


Insituform Technologies, Inc.
702 Spirit 40 Park Drive, Chesterfield, Missouri  63005

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March 14, 2003





Mr. Anthony W. Hooper
960 Westmeade
Chesterfield, MO 63005

Re: Amendment to Employment Letter Agreement, dated July 15, 1998 (the "EMPLOYMENT AGREEMENT")

Dear Tony:

The Employment Agreement is hereby amended to delete the word "President" in each and every place that it is used in the Employment Agreement (other than Section 5(d)). Except as hereby amended, the Employment Agreement remains in full force and effect, and is hereby ratified and confirmed in all respects. Please sign this letter in the space provided below, and return a signed copy to me, to acknowledge your agreement with the foregoing.

Sincerely,

/s/ Stephen P. Cortinovis

Stephen P. Cortinovis,
Chairman, Compensation Committee
Insituform Technologies, Inc.



ACKNOWLEDGED AND AGREED:



/s/ Anthony W. Hooper
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Anthony W. Hooper